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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-49549, No. 333-59855, No. 333-30561,
No. 333-89908 and No. 333-64477) and Form S-3 (No. 333-44559, No. 333-30473,
No. 333-70937 and No. 333-45463) of our report dated April 20, 1999 appearing in P-Com, Inc.'s Annual Report on Form 10-K, as amended, for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

San Jose, California
September 24, 1999